                                        Exhibit 99

                        Form 4 Joint Filer Information

Name:                        De Novo Management, L.L.C.

Address:                1550 El Camino Real, Suite 150
                           Menlo Park, CA 94025

Designated Filer:         De Novo Ventures I, L.P.

Issuer & Ticker Symbol:         FoxHollow Technologies, Inc. (FOXH)

Date of Event
Requiring Statement:                 November 2, 2004

Signature:                        By: /s/ Kenneth Pereira, Chief Financial Officer